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                       [LETTERHEAD OF MARINE MIDLAND BANK]


                                                 January 29, 1999

Alan Frank, Partner
BDO Seidman
401 Broad Hollow Road
Melville, NY 11747

Dear Alan,

        Please be advised that the loan in the name of Bert E. Brodsky, loan number 32-7328088, note #983071 in the amount of $2,000,000.00 has been paid in full effective 1/28/99. If there are any questions please feel free to contact me at 755-4363.

                                                 Sincerely,

                                                 /s/ Tracey Cannon
                                                 Tracey Cannon
                                                 Regional Support Officer
                                                 Marine Midland Bank